SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 30, 2005 (March 29, 2005)

SPECTRX, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-22179 (Commission File Numbers)	58-2029543 (I.R.S. Employer Identification Nos.)

4955 Avalon Ridge Pkwy, Suite 300 Norcross, Georgia (Address of Principal Executive Offices)	30071 (Zip Code)

Registrants' Telephone Number, Including Area Code:     (770) 242-8723

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1 (Earnings) Press Release, dated March 29, 2005.
Exhibit 99.2 Conference Call Script, dated March 30, 2005.

Item 2.02.          Results of Operations and Financial Condition.

On March 29, 2005 , the registrant publicly released the registrant's financial results for the fourth quarter of 2004 as more fully described in the press release, a copy of which is furnished as Exhibit 99.1 hereto and which information is incorporated herein by reference. In addition, the script for the conference call, which was held on March 30, 2005 is furnished as Exhibit 99.2 hereto and which information is incorporated herein by reference.

Item 9.01.         Financial Statements and Exhibits.

                    (c)      Exhibits.

     The following exhibits are filed or furnished with this report:

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated March 29, 2005
99.2	Conference Call Script, dated March 30, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SPECTRX, INC.

/s/ WILLIAM D. ARTHUR, III
	By:	William D. Arthur, III
President & Chief Operating Officer

Date: March 30, 2005.

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	(Earnings) Press Release, dated March 29, 2005
99.2	Conference Call Script, dated March 30, 2005